UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 5, 2004

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

       000-18122                                           87-0454148
       ---------                                           ----------
(Commission File Number)                    (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
            ---------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

Item 7.01 Regulation FD Disclosure

The Company has announced that shareholders who can not attend the Annual Shareholders meeting to be held on November 9, 2004 at 10:00 AM Mountain Time may join in an audio listen-only conference call.

The conference call information is as follows:

         Dial-In-Number             1(800)471-6718
         Alternate Dial-In-Number   1(630)691-2735

         Confirmation Number:       10228830
         Host Name:                 Randall Marx
         Company:                   ARC Wireless Solutions, Inc.

An audio replay of the Annual Shareholders Meeting will be made available for a period of 30 days starting on Monday November 15th, 2004 by clicking on the Annual Shareholders Meeting/Audio located on the Investor Relation section of the ARC Wireless Solutions, Inc. website at www.arcwireless.net


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARC WIRELESS SOLUTIONS, INC.


Date: November 5, 2004         By:  /s/  Monty R. Lamirato
                                    ----------------------------
                                         Monty R. Lamirato
                                         Chief Financial Officer